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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2002

                           LANDRY'S RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                  000-22150                74-0405386
      (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                     Identification No.)
     of incorporation)

                             1510 West Loop South,
                             Houston, Texas, 77027
                    (Address of principal executive offices)

                                 (713) 850-1010
              (Registrant's telephone number, including area code)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

   On April 19, 2002, Landry's Restaurants, Inc. issued a press release announcing that it had priced a public offering of the Common Stock. Landry's will offer 4,750,000 shares of its Common Stock at a price of $26.50 per share. A selling stockholder will offer 500,000 shares of Landry's Common Stock. At the same time, Landry's and selling stockholders granted to the underwriters of the offering an over-allotment option to purchase up to an additional 787,500 shares of Common Stock.

Item 7. Exhibits

    (c) Exhibits.

    1.1  Underwriting, Agreement dated April 18, 2002 among Landry's, et al.
         Robertson Stephens and U.S. Bancorp Piper Jaffray Inc. as
         Representatives of the Underwriters.

    5.   Opinion of Haynes and Boone, LLP


   23. Consent of Haynes and Boone, LLP (included in Exhibit 5 filed herewith).


   99.1  Landry's Restaurants, Inc. Press Release Issued April 19, 2002.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          LANDRY'S RESTAURANTS, INC.

                                          By: /s/ Tilman J. Fertitta
                                             ----------------------------------
                                             Tilman J. Fertitta,
                                             Chairman of the Board, President
                                              and
                                             Chief Executive Officer

Dated: April 19, 2002


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